Allstate Life Insurance Company
                 Allstate Financial Advisors Separate Account I

Supplement, dated November 21, 2003, to the Prospectuses and Statements of Additional Information dated May 1, 2003 for the:

         Morgan Stanley Variable Annuity II
         Morgan Stanley Variable Annuity 3 AssetManager
         Morgan Stanley Variable Annuity 3
         Preferred Client Variable Annuity

This supplement amends the May 1, 2003 prospectuses and statements of additional information for the above variable annuity contracts (each, a "Contract"), offered by Allstate Life Insurance Company. Please keep this supplement for future reference together with your prospectus.

Effective September 30, 2003, the Morgan Stanley UIF U.S. Mid Cap Core Portfolio changed its name to Morgan Stanley UIF U.S. Mid Cap Value Portfolio. The investment objective for this Portfolio has not changed.

The prospectuses and statements of additional information are revised as follows:

All references to the Mid Cap Core Portfolio are deleted and replaced with Mid Cap Value Portfolio.

All references to the Mid Cap Core Variable Sub-Account are deleted and replaced with Mid Cap Value Variable Sub-Account.